Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement dated April 1, 2016

to Currently Effective Prospectuses

Effective April 1, 2016, the following replaces in its entirety the corresponding information for Janus Diversified Alternatives Fund (the “Fund”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012. Andrew B. Weisman is Chief Investment Officer Liquid Alternatives Group of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Diversified Alternatives Fund

Co-Portfolio Managers John S. Fujiwara and Andrew B. Weisman jointly share responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012. Mr. Fujiwara joined Janus Capital in July 2012. Prior to joining Janus Capital, Mr. Fujiwara was a Senior Principal at Absolute Plus Management, LLC from 2006 to 2012. Mr. Fujiwara holds a Bachelor’s degree in Economics from the University of California at Los Angeles and a Master of Business Administration degree from the Johnson Graduate School of Management, Cornell University.

Andrew B. Weisman is Chief Investment Officer Liquid Alternatives Group of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012. Mr. Weisman is also Director of the Janus Global Diversified Risk Premia Master Fund Ltd. Mr. Weisman joined Janus Capital in April 2012. Prior to joining Janus Capital, Mr. Weisman was Chief Executive Officer of WR Managed Accounts LLC from 2008 to 2012. Mr. Weisman holds a Bachelor’s degree in Philosophy/Economics from Columbia University and a Master of International Affairs, International Business, from Columbia University School of International and Public Affairs.

Effective April 1, 2016, references to Richard Lindsey are deleted in the Fund prospectuses.

Effective July 1, 2016, the following replaces the corresponding information for the Fund.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of the Fund’s Prospectuses:

Portfolio Managers: Ashwin Alankar, Ph.D., is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Diversified Alternatives Fund

Co-Portfolio Managers Ashwin Alankar and John S. Fujiwara jointly share responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Ashwin Alankar, Ph.D., is Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital. He is Co-Portfolio Manager of the Fund, which he has co-managed since July 2016. Mr. Alankar is also Portfolio Manager of other Janus accounts. He joined Janus Capital in August 2014. Prior to joining Janus Capital, Mr. Alankar was Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity products and a senior portfolio manager of the firm’s systematic multi-asset class alternative investment efforts from 2010 to 2014, and was a partner and portfolio manager for Platinum Grove Asset Management from 2003 to 2010. Mr. Alankar holds a Bachelor of Science degree in Mathematics and Chemical Engineering and a Master of Science degree in Chemical Engineering from the Massachusetts Institute of Technology, and a Ph.D. in Finance from the University of California at Berkeley’s Haas School of Business.

John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since December 2012. Mr. Fujiwara joined Janus Capital in July 2012. Prior to joining Janus Capital, Mr. Fujiwara was a Senior Principal at Absolute Plus Management, LLC from 2006 to 2012. Mr. Fujiwara holds a Bachelor’s degree in Economics from the University of California at Los Angeles and a Master of Business Administration degree from the Johnson Graduate School of Management, Cornell University.

Mr. Weisman intends to assist with the transition of the Fund through June 30, 2016.

Please retain this Supplement with your records.